Exhibit 99.1

Oasis Petroleum Inc. Declares Special Dividend of $15.00 per Share in connection with its Merger with Whiting

HOUSTON, June 16, 2022 /PRNewswire/ — Oasis Petroleum Inc. (NASDAQ: OAS) (“Oasis”) announced today that its Board of Directors has, subject to certain conditions, declared a special dividend of $15.00 per share of Oasis common stock. The special dividend is being declared in connection with, and its payment is subject to, the closing of Oasis’ previously announced merger (the “Merger”) with Whiting Petroleum Corporation (NYSE: WLL) (“Whiting”).

The special dividend would be payable following the closing of the Merger to Oasis’ stockholders of record as of the close of business on the first business day following the date on which both Oasis’ shareholders and Whiting’s shareholders have approved the Merger and related matters. The special meetings of Oasis’ shareholders and Whiting’s shareholders to consider and vote upon the Merger and related matters are each scheduled for June 28, 2022. If requisite shareholder approvals are obtained on June 28, 2022 and all other closing conditions are timely satisfied, the Merger is expected to close on July 1, 2022 and the special dividend would be payable on July 8, 2022.

The payment of the special dividend is conditioned on the closing of the Merger, which remains subject to the approval of both Oasis’ and Whiting’s shareholders and other customary closing conditions. There can be no assurance that all such closing conditions will be satisfied by July 1, 2022, that the closing of the Merger will occur on July 1, 2022 or that the Merger or related transactions will occur at all. For the avoidance of doubt, the record date will be prior to closing of the Merger and therefore Whiting shareholders will not be entitled to payment of the special dividend in respect of the shares of Oasis common stock received as consideration for the Merger.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding Whiting’s or Oasis’ industry, future events, the Merger between Whiting and Oasis, the estimated or anticipated future results and benefits of the combined company following the Merger, the near- and long-term success of the combined company following the Merger, potential opportunities the combined company may have, the success of the combined company’s brand identity, anticipated timing of the closing of the Merger, and other statements that are not historical facts. These statements are based on current expectations and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Whiting’s and Oasis’ businesses and the Merger, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the possibility that stockholders of Whiting and Oasis may not approve the merger agreement; the risk that a condition to closing of the Merger may not be satisfied, that either party may terminate the merger agreement or that the closing of the Merger might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Whiting and Oasis; the effects of the business combination of Whiting and Oasis, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Merger.

Additional factors that could cause results to differ materially from those described above can be found in Whiting’s Annual Report on Form 10-K for the year ended December 31, 2021, as amended, which is on file with the Securities and Exchange Commission (the “SEC”) and available on Whiting’s website at www.whiting.com under the “Investor Relations” tab, and in other documents Whiting files with the SEC, including the Registration Statement (as defined below); and in Oasis’ Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the SEC and available on Oasis’ website at www.oasispetroleum.com under the “Investors” tab, and in other documents Oasis files with the SEC, including the Registration Statement.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Whiting nor Oasis assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information Regarding the Merger Is and Will Continue to be Filed With the SEC

This communication is being made in respect of the Merger involving Whiting and Oasis. The Merger will be submitted to stockholders of Whiting and stockholders of Oasis for their consideration and approval at a special meeting of the respective stockholders of each. Whiting and Oasis have filed with the SEC, in connection with the solicitation of proxies for the special meeting of Whiting’s stockholders and the special meeting of Oasis’ stockholders, a joint proxy statement/prospectus in preliminary and definitive form (the “Definitive Proxy Statement”) and a Registration Statement on Form S-4 relating to the Merger (the “Registration Statement”), of which the Definitive Proxy Statement forms a part. The Registration Statement was declared effective by the SEC on May 24, 2022, and the Definitive Proxy Statement was mailed to the stockholders of Whiting and the stockholders of Oasis on or about May 24, 2022. Investors and security holders of Whiting and Oasis are each advised to read the Registration Statement and any amendments thereto, the Definitive Proxy Statement and other relevant documents to be filed by Whiting and Oasis with the SEC because they contain important information about the Merger and the parties to the Merger. Investors and security holders may obtain a free copy of the Registration Statement, the Definitive Proxy Statement, any amendments or supplements thereto and other relevant documents filed by Whiting and Oasis with the SEC from the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Whiting are available free of charge at Whiting’s website at www.whiting.com under the “Investor Relations” tab or by directing a request to: Investor Relations Department at (303) 837-1661 or BrandonD@whiting.com. Copies of documents filed with the SEC by Oasis are available free of charge at Oasis’ website at www.oasispetroleum.com under the “Investors” tab or by directing a request to: Oasis’ Investor Relations Department at (281) 404-9600 or ir@oasispetroleum.com.

Participants in the Solicitation

Whiting and Oasis and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Whiting’s stockholders and Oasis’ stockholders in connection with the Merger. Information regarding the directors, executive officers, other members of management, and employees of each of Whiting and Oasis is included in the Definitive Proxy Statement and certain of Whiting’s and Oasis’ other SEC filings made subsequent to the date of the Definitive Proxy Statement. To the extent holdings of Whiting’s or Oasis’ securities by such individuals have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC, if such individual is subject to the reporting requirements of Section 16. Additional information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials to be filed with the SEC in connection with the special meeting of Whiting’s stockholders and the special meeting of Oasis’ stockholders.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction

About Oasis Petroleum Inc.

Oasis Petroleum Inc. is an independent exploration and production company with quality and sustainable long-lived assets in the Williston Basin. The Company is uniquely positioned with a best-in-class balance sheet and is focused on rigorous capital discipline and generating free cash flow by operating efficiently, safely and responsibly to develop its unconventional onshore oil-rich resources in the continental United States. For more information, please visit the Company’s website at www.oasispetroleum.com.

SOURCE Oasis Petroleum Inc.

Contact: Oasis Petroleum Inc., Danny Brown, Chief Executive Officer, Michael H. Lou, Chief Financial Officer and Executive Vice President, Bob Bakanauskas, Managing Director, Investor Relations, (281) 404-9600, ir@oasispetroleum.com